Exhibit 99.1

Contact:

Justin Spencer

Chief Financial Officer

+1-408-428-7801

jspencer@symmetricom.com

Symmetricom Reports Fourth Quarter and

Fiscal Year 2013 Financial Results

•	Net revenue of $52.1 million in fiscal Q4’13

•	Net loss of $1.5 million, or $0.04 per share

•	Non-GAAP net income of $3.0 million, or $0.07 per share

•	Free cash flow of $5.8 million

SAN JOSE, Calif. — August 7, 2013 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precision time and frequency technologies, today reported financial results for its fourth quarter and fiscal year ended June 30, 2013.

Net revenue for the fourth quarter of fiscal 2013 was $52.1 million, compared to $62.6 million reported for the fourth quarter of fiscal 2012. Symmetricom reported a net loss of $1.5 million, or $0.04 per share, for the fourth quarter of fiscal 2013, compared to net income of $4.0 million, or $0.09 per share, in the fourth quarter of fiscal 2012.

Non-GAAP net income for the fourth quarter of fiscal 2013 was $3.0 million, or $0.07 per share, compared to $5.2 million, or $0.12 per share, reported for the fourth quarter of fiscal 2012.

Net revenue for fiscal 2013 was $211.0 million, compared to $237.7 million for fiscal 2012. Symmetricom reported a net loss of $2.7 million, or $0.07 per share, in fiscal 2013, compared to net income of $11.4 million, or $0.27 per share, in fiscal 2012. Non-GAAP net income for fiscal 2013 was $7.7 million, or $0.19 per share, compared to $16.8 million, or $0.39 per share, reported for the prior year.

Cash, cash equivalents and short-term investments totaled $75.5 million as of June 30, 2013 compared to $69.7 million reported as of March 31, 2013. Net cash provided by operating activities in the fourth quarter was $7.8 million, and property, plant and equipment purchases were approximately $2.0 million, resulting in free cash flow of $5.8 million. Free cash flow for fiscal 2013 was $12.8 million.

The Company is executing on its strategic restructuring plan, announced on June 18, 2013, to improve operational and financial efficiency while maximizing resources to support its growth initiatives. The plan is expected to be fully implemented by December 2013 and will reduce the workforce by

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

approximately 12%. The Company will also further reduce the size of its facilities presence. The Company expects to incur total restructuring charges in the range of $7.5 million to $8.0 million in connection with the plan, and recorded $3.2 million of such charges in the fourth quarter of fiscal 2013. Upon completion, the Company expects these restructuring actions to reduce annual costs by approximately $13 million.

“Symmetricom is a great company with best-in-class technology and products, a blue-chip customer base and talented employees,” said Liz Fetter, recently appointed chief executive officer of Symmetricom. “My focus is to drive the business to sustainable and profitable growth. We took significant action in June to restructure the Company which we believe will position us to deliver higher profitability in fiscal 2014. We are intensely focused on the execution of our business plan and the key initiatives for enhancing our competitive position and driving growth.”

Business Segment Revenue Results

Revenue in the Communications Business in the fourth quarter of fiscal 2013 was $28.5 million, compared to $32.8 million reported in the fourth quarter of fiscal 2012. Revenue in the Government and Enterprise Business in the fourth quarter of fiscal 2013 was $23.6 million, compared to $29.8 million reported in the fourth quarter of fiscal 2012.

First Quarter 2014 Guidance

Symmetricom’s guidance for the first quarter of fiscal 2014 is as follows:

•	Net revenue is expected to be in the range of $44 million to $49 million

•	GAAP loss per share is expected to be in the range of $0.02 to $0.07

•	Non-GAAP earnings per share is expected to be in the range of $0.00 to $0.04

A reconciliation of GAAP and non-GAAP guidance is provided at the end of this press release.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, at 1:30 p.m. Pacific Time. Investors are invited to join the conference call by dialing +1-212-547-0198 and referencing “Symmetricom.” A live webcast will also be available on the investor relations section of the Company’s website at www.symmetricom.com. An audio replay will be available for one week and can be accessed by dialing +1-203-369-0139.

About Symmetricom, Inc.

Symmetricom (NASDAQ:SYMM), a world leader in precise time solutions, sets the world’s standard for time. The Company generates, distributes and applies precise time for the communications, aerospace/defense, IT infrastructure and metrology industries. Symmetricom’s customers, from communications service providers and network equipment manufacturers to governments and their suppliers worldwide, are able to build more reliable networks and systems by using the Company’s advanced timing technologies, atomic clocks, services and solutions. All products support today’s precise timing standards, including GPS-based timing, IEEE 1588 (PTP), Network Time Protocol (NTP), Synchronous Ethernet and DOCSIS® timing. Symmetricom is based in San Jose, California, with offices worldwide. For more information, visit: http://www.symmetricom.com or join the dialogue at http://www.twitter.com/symmetricom.

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the reconciliation of GAAP to non-GAAP results, Symmetricom excludes certain items related to non-cash equity-based compensation, acquisition-related costs, amortization of intangible assets, restructuring charges, executive transition costs and off-shore development transition costs that the Company does not consider indicative of its ongoing performance. The income tax effect after these non-GAAP adjustments is determined based upon Symmetricom’s estimate of its annual non-GAAP effective tax rate excluding these non-GAAP adjustments. Symmetricom believes that excluding such items provides investors, analysts and management with a representation of the Company’s core operating performance and with information useful in assessing, in conjunction with GAAP results, underlying trends in operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the financial schedules portion of this press release.

Free cash flow is defined as net cash provided by or used in operating activities minus purchases of property, plant and equipment. Symmetricom believes this metric provides useful information to its investors, analysts, and management about the level of cash generated by or used in normal business operations, including the use of cash for the purchase of property, plant and equipment. Management also views it as a measure of cash available to pay debt and return cash to stockholders. Free cash flow is not a GAAP financial measure and should not be considered superior to or a substitute for operating cash flow or other cash flow data prepared in accordance with GAAP.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of restructuring charges and annual cost savings, first quarter fiscal 2014 guidance and future performance and growth as well as the information regarding the usefulness of the non-GAAP financial information. The statements in this press release are made as of the date of this press release, even if subsequently made available by Symmetricom on its website or otherwise. Symmetricom expressly disclaims any obligation to update or revise any forward-looking statement contained herein, whether as a result of a change in its expectations, a change in any events, conditions or circumstances on which a forward-looking statement is based, or otherwise. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include, but are not limited to, the risk that the costs associated with the restructuring plan exceeds current estimates or that the Company is unable to recognize anticipated cost savings associated with the plan, the extent and magnitude of customer orders received and shipped within the same quarter, risks relating to general economic conditions in the markets we address and the telecommunications and government markets in general, risks related to the development of our new products and services, reliance on our contract manufacturer, the effects of increasing competition and competitive pricing pressure, uncertainties associated with changing intellectual property laws or misappropriation of intellectual property, developments in and expenses related to litigation, the inability to obtain sufficient amounts of key components, the rescheduling or cancellation of key customer orders, the loss of a key customer, the effects of new and emerging

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

technologies, the risk that excess inventory may result in write-offs, price erosion and decreased demand, fluctuations in the rate of exchange of foreign currency, changes in our effective tax rate, market acceptance of our new products and services, technological advancements, undetected errors, design flaws, defects in our products or start-up manufacturing difficulties, the risks associated with our international sales, potential short-term investment losses and other risks due to credit market dislocation, geopolitical risks and risk of terrorist activities, the risks associated with attempting to integrate other companies and businesses we acquire, and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the annual report on Form 10-K for the fiscal year ended July 1, 2012 and subsequent Forms 10-Q and 8-K.

SYMM-F

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Twelve months ended
	June 30,	March 31,	July 1,	June 30,	July 1,
	2013	2013	2012	2013	2012
Net revenue	$52,099	$53,349	$62,606	$210,990	$237,716
Cost of sales:
Cost of products and services	27,538	28,654	34,214	115,953	131,907
Amortization of purchased technology and related costs	475	237	174	1,194	619
Restructuring charges	572	375	22	943	1,178

Total cost of sales	28,585	29,266	34,410	118,090	133,704

Gross profit	23,514	24,083	28,196	92,900	104,012
Gross margin	45.1%	45.1%	45.0%	44.0%	43.8%
Operating expenses:
Research and development	7,975	8,291	7,385	32,384	27,960
Selling, general and administrative	15,119	14,593	14,966	60,717	58,921
Amortization of intangible assets	87	87	86	346	242
Restructuring charges	2,650	947	(78)	4,798	45

Total operating expenses	25,831	23,918	22,359	98,245	87,168

Operating income (loss)	(2,317)	165	5,837	(5,345)	16,844
Interest income, net of amortization (accretion) of premium (discount) on investments	204	98	287	444	282

Income (loss) before income taxes	(2,113)	263	6,124	(4,901)	17,126
Income tax provision (benefit)	(567)	(556)	2,167	(2,196)	5,771

Net income (loss)	$(1,546)	$819	$3,957	$(2,705)	$11,355

Earnings (loss) per share:
Basic	$(0.04)	$0.02	$0.10	$(0.07)	$0.27
Diluted	$(0.04)	$0.02	$0.09	$(0.07)	$0.27
Shares used in computing earnings (loss) per share:
Weighted average shares outstanding - basic	40,661	40,502	41,152	40,509	41,981

Weighted average shares outstanding - diluted	40,661	40,956	41,927	40,509	42,697

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

SYMMETRICOM, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	June 30,	July 1,
	2013	2012
ASSETS
Current assets:
Cash and cash equivalents	$29,358	$27,659
Short-term investments	46,131	39,280
Accounts receivable, net	38,756	45,952
Inventories, net	44,516	47,618
Prepaids and other current assets	18,389	16,943

Total current assets	177,150	177,452
Property, plant and equipment, net	23,869	22,702
Intangible assets, net	2,958	3,458
Deferred taxes and other assets	26,951	27,413

Total assets	$230,928	$231,025

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$7,813	$9,300
Accrued compensation	13,702	14,574
Accrued warranty	1,550	1,722
Other accrued liabilities	12,483	11,841

Total current liabilities	35,548	37,437
Long-term obligations	5,264	5,472
Deferred income taxes	334	334

Total liabilities	41,146	43,243
Stockholders’ equity:
Common stock	198,227	193,478
Accumulated other comprehensive loss	(276)	(232)
Accumulated deficit	(8,169)	(5,464)

Total stockholders’ equity	189,782	187,782

Total liabilities and stockholders’ equity	$230,928	$231,025

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

	Three months ended			Twelve months ended
	June 30,	March 31,	July 1,	June 30,	July 1,
	2013	2013	2012	2013	2012
Reconciliation from GAAP to Non-GAAP
GAAP Net income (loss)	$(1,546)	$819	$3,957	$(2,705)	$11,355
Add Non-GAAP adjustments:
Equity-based compensation expense:
Cost of products and services	222	274	261	1,037	867
Research and development	219	304	287	1,200	1,183
Selling, general and administrative	1,425	1,212	1,013	4,878	4,092

Total equity-based compensation expense	1,866	1,790	1,561	7,115	6,142
Amortization of intangible assets:
Cost of products and services	475	237	174	1,194	619
Operating expenses	87	87	86	346	242

Total amortization of intangible assets	562	324	260	1,540	861
Restructuring charges	3,222	1,322	(56)	5,741	1,223
Executive transition costs	1,376	—	—	1,376	—
Off-shore development transition costs	—	—	—	729	—
Income tax effect of Pretax Non-GAAP adjustments	(2,452)	(1,429)	(511)	(6,105)	(2,774)

Non-GAAP Net income	$3,028	$2,826	$5,211	$7,691	$16,807

Earnings (loss) per share-diluted:
GAAP income (loss)	$(0.04)	$0.02	$0.09	$(0.07)	$0.27
Non-GAAP income	$0.07	$0.07	$0.12	$0.19	$0.39
Weighted average shares outstanding - diluted	41,015	40,956	41,927	41,319	42,697

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

SYMMETRICOM, INC.

RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)

(unaudited)

		Three months ended			Twelve months ended
		June 30,	March 31,	July 1,	June 30,	July 1,
		2013	2013	2012	2013	2012
GAAP Revenue		$52,099	$53,349	$62,606	$210,990	$237,716
Reconciliation from GAAP to Non-GAAP Gross Profit:
GAAP Gross profit	(A)	$23,514	$24,083	$28,196	$92,900	$104,012
GAAP Gross margin		45.1%	45.1%	45.0%	44.0%	43.8%
Non-GAAP adjustments:
Equity-based compensation expense		222	274	261	1,037	867
Amortization of purchased technology and related costs		475	237	174	1,194	619
Restructuring charges		572	375	22	943	1,178

Non-GAAP Gross profit	(B)	$24,783	$24,969	$28,653	$96,074	$106,676

Non-GAAP Gross margin		47.6%	46.8%	45.8%	45.5%	44.9%
Reconciliation from GAAP to Non-GAAP Operating Expense:
GAAP Operating expenses	(C)	$25,831	$23,918	$22,359	$98,245	$87,168
Operating expense % to revenue		49.6%	44.8%	35.7%	46.6%	36.7%
Non-GAAP adjustments:
Equity-based compensation expense		(1,644)	(1,516)	(1,300)	(6,078)	(5,275)
Amortization of intangible assets		(87)	(87)	(86)	(346)	(242)
Restructuring charges		(2,650)	(947)	78	(4,798)	(45)
Executive transition costs		(1,376)	—	—	(1,376)	—
Off-shore development transition costs		—	—	—	(729)	—

Non-GAAP operating expenses	(D)	$20,074	$21,368	$21,051	$84,918	$81,606

Non-GAAP operating expenses % to revenue		38.5%	40.1%	33.6%	40.2%	34.3%
Reconciliation from GAAP to Non-GAAP Operating Income:
GAAP Operating income	(A) - (C)	$(2,317)	$165	$5,837	$(5,345)	$16,844

Operating income % to revenue		-4.4%	0.3%	9.3%	-2.5%	7.1%
Non-GAAP Operating income	(B) - (D)	$4,709	$3,601	$7,602	$11,156	$25,070

Non-GAAP Operating income % to revenue		9.0%	6.7%	12.1%	5.3%	10.5%

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Symmetricom Reports Fourth Quarter and Fiscal Year 2013 Financial Results

August 7, 2013

SYMMETRICOM, INC.

RECONCILIATION OF FORWARD-LOOKING GUIDANCE FOR NON-GAAP FINANCIAL MEASURES

TO PROJECTED GAAP REVENUE AND EPS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ending September 29, 2013
	Revenue		Income (Loss) Per Share from Continuing Operations
	From	To	From	To
GAAP Guidance	$44,000	$49,000	$(0.07)	$(0.02)
Estimated Non-GAAP Adjustments
Equity-based compensation expense			0.04	0.04
Amortization of intangible assets			0.01	0.01
Restructuring charges			0.05	0.04
Income tax effect of non-GAAP adjustments			(0.03)	(0.03)

Total Non-GAAP Adjustments	—	—	0.07	0.06

Non-GAAP Guidance	$44,000	$49,000	—	$0.04

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